Exhibit 10.7

First Amendment to At The Market Offering Agreement

March 22, 2024

Attention: James J. Huang

Chief Investment Officer

Indonesia Energy Corporation Limited

GIESMART PLAZA 7th Floor

Jl. Raya Pasar Minggu No. 17A

Pancoran – Jakarta 12780 Indonesia

Reference is made to the At The Market Offering Agreement, dated as of July 22, 2022 (the “ATM Agreement”), between Indonesia Energy Corporation Limited (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”). This letter (this “Amendment”) constitutes an agreement between the Company and Wainwright to amend the ATM Agreement as set forth herein from and after the date first written above. Defined terms that are used but not defined herein shall have the meanings ascribed to such terms in the ATM Agreement.

1.	The defined term “Agreement” in the ATM Agreement is hereby amended to mean the ATM Agreement as amended by this Amendment.

2.	Section 1 of the ATM Agreement is hereby amended by:

a.	Amending and restating the term “Registration Statement” in its entirety as follows:

“Registration Statement” shall mean, (i) for the period from July 22, 2022 until February 16, 2024, the shelf registration statement (File Number 333-252520) on Form F-3, declared effective on February 16, 2021 (including the Incorporated Documents, the exhibits and financial statements and any Prospectus Supplement deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, such amended registration statement, the “Prior Registration Statement”) and (ii) on and after the time it is declared effective by the Commission (such time, the “New F-3 Registration Statement Effective Time”), a new shelf registration statement on Form F-3 (the “New F-3 Registration Statement”) initially filed with the Commission on March 22, 2024, which includes a Prospectus Supplement and a base prospectus supplemented by the Prospectus Supplement, the Incorporated Documents, the exhibits and financial statements and any additional Prospectus Supplement(s) deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.

b.	Adding, for the avoidance of doubt, the following definition:

“Shares” means the Ordinary Shares to be issued and sold pursuant to this Agreement.

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3.	Section 3(h) of the ATM Agreement is hereby amended and restated in its entirety as follows:

(h) Registration Statement. The Company meets the requirements for use of Form F-3 under the Act with respect to the offering of the Shares contemplated hereby and has prepared and filed with the Commission the Registration Statement, including a Base Prospectus, and one or more Prospectus Supplements that supplement the Base Prospectus, for registration under the Act of the offering and sale of the Shares. Such Registration Statement will be effective and available for the offer and sale of the Shares at each such time this representation is made, repeated or deemed to be made. As filed, the Registration Statement contains all information required to be included therein by the Act and the rules thereunder, and, except to the extent the Manager shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Manager prior to the Execution Time (solely with respect to the Prior Registration Statement) or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time (solely with respect to the Prior Registration Statement), each such time this representation is repeated or deemed to be made, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172, 173 or any similar rule) in connection with any offer or sale of the Shares, meets the requirements set forth in Rule 415(a)(1)(x). The initial Effective Date of the Prior Registration Statement was not earlier than three years before the Execution Time, and the initial Effective Date of any subsequent Registration Statement was not or will not be more than three years prior to the delivery of any Sales Notice to offer and sell the Shares thereunder, and the related Settlement Date with respect thereto, pursuant to such subsequent Registration Statement and this Agreement. The Company meets the transaction requirements as set forth in General Instruction I.B.1 or I.B.5 of Form F-3. Notwithstanding the foregoing and for purposes of clarity, the Company acknowledges and agrees that the Company will not deliver a Sales Notice, and the Manager will have no obligation to sell the Shares pursuant to the Agreement, during the period from the date on which the Prior Registration Statement ceased to be available for the offering and sale of the Shares until the New F-3 Registration Statement Effective Time occurs and, thereafter, from the expiration of any existing Registration Statement until a subsequent Registration Statement becomes effective.

4.	Section 4(a) of the ATM Agreement is hereby amended and restated in its entirety as follows:

(a) Right to Review Amendments and Supplements to Registration Statement and Prospectus. During any period when the delivery of a prospectus relating to the Shares is required (including in circumstances where such requirement may be satisfied pursuant to Rule 172, 173 or any similar rule) to be delivered under the Act in connection with the offering or the sale of Shares, the Company will not file any amendment to the Registration Statement or supplement (including any Prospectus Supplement) to the Base Prospectus unless the Company has furnished to the Manager a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Manager reasonably objects (provided, however, that the Company will have no obligation to provide the Manager any advance copy of such filing or to provide the Manager an opportunity to object to such filing if the filing does not name the Manager and does not relate to the transactions under this Agreement). The Company (x) has properly completed the Prospectus included in the Prior Registration Statement, in a form approved by the Manager, and filed such Prospectus, as amended at the Execution Time, with the Commission pursuant to the applicable paragraph of Rule 424 by the Execution Time and (y) with respect to any Prospectus included in the Registration Statement filed after the Execution Time, will cause the Prospectus included in such Registration Statement to be properly completed, in a form approved by the Manager, and will file such Prospectus, as amended, with the Commission pursuant to the applicable paragraph of Rule 424. The Company will cause any supplement to the Prospectus to be properly completed, in a form reasonably satisfactory to the Manager, and will file such supplement with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed thereby and will provide evidence reasonably satisfactory to the Manager of such timely filing. The Company will promptly advise the Manager (i) when any Prospectus Supplement shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, during any period when the delivery of a prospectus (whether physically, electronically, or through compliance with Rule 172, 173 or any similar rule) is required under the Act in connection with the offering or sale of the Shares, any amendment to the Registration Statement shall have been filed or become effective (other than any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act), (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as reasonably possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable.

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5.	Section 4(y) of the ATM Agreement is hereby amended and restated in its entirety as follows:

(y) Additional or Replacement Registration Statement. To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement, the Company shall file a new registration statement necessary to complete sales of the Shares pursuant to this Agreement and shall cause such registration statement to become effective as promptly as practicable thereafter, which effective date shall be deemed a Representation Date for all purposes under this Agreement. After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein, and all references to “Base Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all Incorporated Documents, included in any such registration statement at the time such registration statement became effective.

6.	Section 6(a) of the ATM Agreement is hereby amended and restated in its entirety as follows:

(a) Effectiveness of the Registration Statement; Filing of Prospectus Supplement. The Registration Statement shall have been declared effective by the Commission, and the Prospectus, and any supplement thereto, required by Rule 424 to be filed with the Commission shall have been filed in the manner and within the time period required by Rule 424(b) with respect to any sale of Shares; each Prospectus Supplement shall have been filed in the manner required by Rule 424(b) within the time period required hereunder and under the Act; any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

7.	In connection with the execution of this Amendment, the Company agrees and reaffirms its obligation under Section 5 of the Agreement to pay the costs and expenses incident to the performance of its obligations under the Agreement, as amended by this Amendment mutatis mutandis, including, without limitation, (i) the reasonable fees and expenses of the Manager’s counsel, not to exceed $50,000 (excluding any periodic due diligence fees provided for under Section 4(n)), which shall be paid on the date first written above; and (ii) all other costs and expenses incident to the performance by the Company of its obligations under the Agreement, as amended by this Amendment.

8.	Except as expressly set forth herein, all of the terms and conditions of the ATM Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way be changed, modified or superseded by the terms set forth herein without the prior written consent of both parties.

9.	This Amendment may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement, which may be delivered by facsimile or in .pdf file via e-mail.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by the Company and Wainwright, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the ATM Agreement as of the date first indicated above.

Very truly yours,

H.C. Wainwright & Co., LLC

By:	/s/ Mark W. Viklund
Name:	Mark W. Viklund
Title:	Chief Executive Officer

Accepted and agreed:

INDONESIA ENERGY CORPORATION LIMITED

By:	/s/ Wirawan Jusuf
Name:	Wirawan Jusuf
Title:	Chief Executive Officer